Exhibit 10.3
CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Second Amendment”), dated as of July 29, 2024 among JETBLUE AIRWAYS CORPORATION, a Delaware corporation (the “Borrower”), CITIBANK, N.A., as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and the Consenting Lenders (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Second Amendment).
W I T N E S S E T H:
WHEREAS, the Borrower and certain of its subsidiaries from time to time, as guarantors, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit and Guaranty Agreement dated as of October 21, 2022 (as amended by that certain First Amendment to the Second Amended and Restated Credit and Guaranty Agreement dated as of October 17, 2023 and as further amended, modified and supplemented and in effect on the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has proposed to (i) extend the Revolving Facility Maturity Date and (ii) make certain other changes as described herein, in each case on the terms and conditions set forth herein; and
WHEREAS, each Revolving Lender immediately prior to the effectiveness of this Second Amendment (each, a “Consenting Lender”) desires to consent to the amendments set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1 - Credit Agreement Amendments.
(a)Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same
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47000.00028

manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A; and
(b)“Annex A” of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.
Section 2 - Conditions to Effectiveness This Second Amendment shall become effective on the date when each of the following conditions specified below shall have been satisfied (the “Second Amendment Closing Date”):
(a)Executed Amendment. The Administrative Agent shall have received signed signature pages to this Second Amendment from the Borrower, Citibank, N.A., as Administrative Agent and the Consenting Lenders.
(b)Supporting Documents. The Administrative Agent shall have received in form and substance reasonably satisfactory to the Administrative Agent:
(i)from the Borrower, a certificate of the Secretary of State of the state of Delaware, dated as of a recent date, as to the good standing of that entity and as to the charter documents on file in the office of such Secretary of State;
(ii)from the Borrower, a certificate of the Corporate Secretary or an Assistant Corporate Secretary (or similar officer) of such entity dated the Second Amendment Closing Date and certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation and the by-laws of that entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of that entity authorizing the execution, delivery and performance by it of this Second Amendment, (C) that the certificate of incorporation of that entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer of that entity executing this Second Amendment or any other document delivered by it in connection herewith (in each case to the extent such entity is a party to such document) (such certificate to contain a certification by another officer of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii)); and
(iii)from the Borrower, an Officer’s Certificate certifying (A) as to the truth in all material respects of the representations and warranties set forth in Section 3 of this Second Amendment as though made by it on the Second Amendment Closing Date, except to the extent that any such representation or warranty relates to a specified date, in which case as of such date (provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects as of the applicable date, before and after giving effect to this Second Amendment) and (B) as to the absence of any event occurring and continuing, or
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resulting from the transactions contemplated hereby to occur on the Second Amendment Closing Date, that constitutes a Default or an Event of Default.
(c)Opinions of Counsel. The Administrative Agent shall have received:
(i)a written opinion of Brandon Nelson, General Counsel for the Borrower, dated the Second Amendment Closing Date, in form and substance reasonably satisfactory to the Administrative Agent; and
(ii)a written opinion of Debevoise & Plimpton LLP, special New York counsel to the Borrower, dated the Second Amendment Closing Date, in form and substance reasonably satisfactory to the Administrative Agent.
(d)Payment of Expenses. The Borrower shall have paid all reasonable and documented out-of-pocket expenses of the Administrative Agent (including reasonable attorneys’ fees of Milbank LLP) for which invoices have been presented at least one Business Day prior to the Second Amendment Closing Date.
(e)Representations and Warranties. All representations and warranties of the Borrower set forth in Section 3 of this Second Amendment shall be true and correct in all material respects on and as of the Second Amendment Closing Date, before and after giving effect to the transactions contemplated hereby to occur on the Second Amendment Closing Date, as though made on and as of such date (except to the extent any such representation or warranty by its terms is made as of a different specified date, in which case as of such specified date); provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the transactions contemplated hereby to occur on the Second Amendment Closing Date.
(f)No Default or Event of Default. Before and after giving effect to the transactions contemplated hereby to occur on the Second Amendment Closing Date, no Default or Event of Default shall have occurred and be continuing on the Second Amendment Closing Date.
The Administrative Agent shall promptly notify the parties hereto of the occurrence of the Second Amendment Closing Date.
Section 3 - Representations and Warranties. In order to induce the other parties hereto to enter into this Second Amendment, the Borrower represents and warrants to each of such other parties that on and as of the date hereof after giving effect to this Second Amendment:
(a)no Event of Default has occurred and is continuing or would result from giving effect to the Second Amendment; and
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(b)the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than the representations and warranties set forth in Sections 3.05(b), 3.06 and 3.09(a) of the Credit Agreement), are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and in such case as of such date; provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the Second Amendment.
Section 4 - Reference to and Effect on the Credit Agreement; Ratification. At and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, and the obligations of the Borrower hereunder and thereunder, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The parties hereto confirm and agree that the term “Obligations” as used in the Credit Agreement shall include all obligations of the Borrower under the Credit Agreement, as amended by this Second Amendment. This Second Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
Section 5 - Execution in Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Amendment shall become effective as set forth in Section 2, and from and after the Second Amendment Closing Date shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted transferees and permitted assigns. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Second Amendment.
Section 6 - Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.05(b)-(d) and 10.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 7 - Waiver of Notice. The Administrative Agent and each Consenting Lender waives the requirement for it to receive the notice specified in Section 2.28(d) of the Credit Agreement with respect to the transactions contemplated by this Second Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year above written.
JETBLUE AIRWAYS CORPORATION,
as Borrower
By: /s/ Melinda Maher
Name: Melinda Maher
Title: Treasurer

Signature Page – Second Amendment

CITIBANK, N.A.,
as Administrative Agent
By: /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer

Signature Page – Second Amendment

CITIBANK, N.A., as Lender
By: /s/ Michael Leonard
Name: Michael Leonard
Title: Vice President

Signature Page – Second Amendment

BARCLAYS BANK PLC, as Lender
By: /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President

Signature Page – Second Amendment

GOLDMAN SACHS BANK USA, as Lender
By: /s/ Thomas Manning
Name: Thomas Manning
Title: Authorized Signatory

Signature Page – Second Amendment

GOLDMAN SACHS LENDING PARTNERS LLC, as Lender
By: /s/ Thomas Manning
Name: Thomas Manning
Title: Authorized Signatory

Signature Page – Second Amendment

BNP PARIBAS, as Lender
By: /s/ Robert Papas
Name: Robert Papas
Title: Managing Director

By: /s/ Matthew Beauvais
Name: Matthew Beauvais
Title: Vice-President

Signature Page – Second Amendment

MORGAN STANLEY SENIOR FUNDING, INC., as Lender
By: /s/ Michael King
Name: Michael King
Title: Vice President

Signature Page – Second Amendment

BANK OF AMERICA, N.A., as Lender
By: /s/ Prathamesh Kshirsagar
Name: Prathamesh Kshirsagar
Title: Director

Signature Page – Second Amendment

NATIXIS, NEW YORK BRANCH, as Lender
By: /s/ Nicholas Lebonitte
Name: Nicholas Lebonitte
Title: Vice President

By: /s/ Yevgeniya Levitin
Name: Yevgeniya Levitin
Title: Managing Director

Signature Page – Second Amendment

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender
By: /s/ Brian Bolotin
Name: Brian Bolotin
Title: Managing Director

By: /s/ Cecilia Park
Name: Cecilia Park
Title: Managing Director
Signature Page – Second Amendment

Schedule 1
LENDERS AND COMMITMENTS
[Omitted]
Schedule 1 to the Second Amendment

Exhibit A
[Conformed Credit Agreement through the Second Amendment]

Annex A to the Second Amendment